Finance Costs - Schedule of Finance Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Finance Income
Loan Interest Received	$ 814	$ 1,154	$ 32
Total finance income	814	1,154	32
Finance Expense
Interest expense on lease liabilities	6	10	7
Fair Value loss on Investment	1,760	402	869
Total finance Expense	1,766	412	876
Net finance income/ (expense) recognized in Consolidated statements of operations and comprehensive loss	$ (952)	$ 742	$ (844)